UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

C&J ENERGY SERVICES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF SUPPLEMENTAL MATERIAL TO PROXY STATEMENT

January 22, 2016

To the Shareholders of C&J Energy Services Ltd.:

The Special General Meeting of Shareholders (the “Special General Meeting”) of C&J Energy Services Ltd. (the “Company”) has been adjourned until February 1, 2016 to allow shareholders an adequate opportunity to evaluate a revision to the proposed Second Amendment to the Company’s 2015 Long-Term Incentive Plan (as amended by the First Amendment to the Company’s 2015 Long-Term Incentive Plan dated effective June 4, 2015, the “Plan”) and our entry into a letter agreement with our largest shareholder. As set forth in our Proxy Statement dated December 9, 2015 (the “Original Proxy Statement”), in our original Proposal 1 (“Original Proposal 1”), we were requesting shareholder approval of an amendment increasing the number of shares available for issuance under the Plan by 3,738,707 additional common shares. In light of the assessment of our Board of Directors (the “Board”) of the current market price of the Company’s common shares, recent cuts to employee pay and the elimination of all 2015 year-end employee bonuses, among other things, the Board has determined that, in order to effect the purpose of the Plan, the revised Proposal 1 (“Revised Proposal 1”), which includes an amendment to increase the number of shares available for issuance under the Plan by 6,000,000 additional common shares, should be submitted for shareholder approval. Nabors Industries Ltd. (“Nabors”) has granted us a proxy to vote all of Nabors’ and its affiliates’ C&J common shares, representing approximately 52% of the outstanding C&J common shares as of the record date for purposes of the Special General Meeting, in favor of the (i) approval of the Revised Proposal 1 and (ii) approval of Proposal 2, as described in the Original Proxy Statement (collectively, the “Plan Matters”), as discussed further in the Supplemental Material to Proxy Statement for the Special General Meeting of Shareholders.

The Company’s Special General Meeting is scheduled to reconvene on February 1, 2016 at the same place and at the same time as announced in the Original Proxy Statement, that is, at 2:00 p.m. (local time) at the Company’s headquarters at Crown House, 2nd floor, 4 Par-La-Ville Rd, Hamilton, HM08, Bermuda. Subject to the revision described above, the Special General Meeting will continue to be held for the following purposes:

(1)	The approval of the Second Amendment to the Plan; and

(2)	The approval of the material terms of the Plan, as amended by the Second Amendment, for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

We will also consider and vote upon any other business that is properly presented at the Special General Meeting (or any adjournments or postponements thereof). In addition, certain members of management will be present to respond to your questions.

Your vote is important. Even if you plan to attend the Special General Meeting, please vote by mail or through the telephone or Internet voting systems. Specific directions for submitting your vote by mail and through the telephone and Internet are included in the Original Proxy Statement and on the accompanying Proxy Card. If a bank, broker or other nominee holds your shares in “street name”, you have received or will receive voting instructions directly from such bank, broker or other nominee as the shareholder of record. Please vote as promptly as possible to ensure that your shares are represented. Even if you have submitted your proxy, you may still vote in person if you attend the Special General Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the

Special General Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Theodore R. Moore

Executive Vice President and General Counsel

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE RECONVENED ON FEBRUARY 1, 2016

This Notice of Supplemental Material to Proxy Statement, the Supplemental Material to Proxy Statement for the Special General Meeting of Shareholders, the Notice of Special General Meeting of Shareholders and the Original Proxy Statement for the Special General Meeting are available at www.proxyvote.com.

SUPPLEMENTAL MATERIAL TO PROXY STATEMENT

FOR THE SPECIAL GENERAL MEETING OF SHAREHOLDERS

To Be Reconvened on February 1, 2016

Revised Proxy Statement Disclosure

Revised Proposal 1

Original Proposal 1 can be found under “Proposal 1” beginning on page 34 of the Original Proxy Statement. This Supplemental Material to Proxy Statement revises the parts of the disclosure from the Original Proxy Statement identified below. Deleted text is shown below as crossed through, and new text is shown below in bold and underlined:

•	The first sentence of the third paragraph on page 34 is revised as follows:

The purpose of the Second Amendment to the Plan is to (i) increase the number of common shares that may be issued under the Plan by ~~3,738,707~~ 6,000,000 additional shares, (ii) increase the per participant annual limit on the number of common shares that may be the subject of certain share-based awards under the Plan by 3,000,000 Shares, from 2,000,000 to 5,000,000, and (iii) increase the per-participant annual limit on the fair market value of certain awards designated to be paid only in cash or the settlement of which is not based on a number of common shares granted under the Plan by $5,000,000, from $5,000,000 to $10,000,000.

•	The second sentence of the first full paragraph on page 35 is revised as follows:

If the Second Amendment is approved, the potential dilution from issuances authorized under the Plan will increase to approximately ~~6%~~ 8%.

•	The first sentence of the last paragraph on page 36 is revised as follows:

The Second Amendment would increase the number of common shares available for Awards under the Plan from the number previously authorized to be issued under the Plan by ~~3,738,707~~ 6,000,000 common shares.

•	The first sentence of the first paragraph on page 37 is revised as follows:

Accordingly, the maximum aggregate number of common shares that may be granted for any and all Awards under the Plan, as amended by the Second Amendment and since its initial inception as the C&J 2012 LTIP, may not exceed ~~11,674,748~~ 13,946,041 common shares, no more than 2,150,000 of which may be granted as Incentive Options.

•	The third recital on page A-1 is revised as follows:

WHEREAS, the Board now desires to amend the Plan to (i) increase the number of Shares available for grant under the Plan by ~~3,738,707~~ 6,000,000 shares, (ii) increase the per participant annual limit on the number of Shares that may be the subject of certain Share-based awards under the Plan by 3,000,000 Shares, from 2,000,000 to 5,000,000, and (iii) increase the per-participant annual limit on the fair market value of certain awards designated to be paid only in cash or the settlement of which is not based on a number of Shares granted under the Plan by $5,000,000, from $5,000,000 to $10,000,000, in each case, subject to approval by the Company’s shareholders at a special meeting of the Company to be called on a date and time to be determined by the officers of the Company for the purpose of, among other things, approval of the Second Amendment.

•	The first resolution on page A-1 is revised as follows:

1. Section 4.1 of the Plan is hereby deleted in its entirety and replaced with the following:

Aggregate Number of Shares Authorized for Issuance. Subject to any adjustment as provided in the Plan, the aggregate number of Shares that may be made the subject of Awards granted under the Plan (since its initial inception as the C&J Energy Services, Inc. 2012 Long-Term Incentive Plan) shall not exceed ~~11,684,748~~ 13,946,041 Shares, no more than 2,150,000 of which may be granted as Incentive Share Options. Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares. Any Shares related to an award granted under a Prior Plan that terminates by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares shall become available for Awards under this Plan.

The revisions set forth above are the only revisions to the proposals to be voted on at the Special General Meeting. Otherwise, the Original Proxy Statement remains unchanged.

Letter Agreement with Nabors

On January 21, 2016, we entered into a letter agreement (the “Letter Agreement”) with Nabors, pursuant to which we agreed to waive certain standstill obligations of Nabors, subject to the conditions described below, in order to allow Nabors to make open market purchases of C&J common shares to maintain Nabors’ existing percentage equity interest in C&J (the “Standstill Waiver”) following any new issuances of C&J common shares to employees pursuant to the Plan. Further, the Letter Agreement provides that Nabors will waive any future exercise of its preemptive rights under Section 6 of the Amended and Restated Bye-Laws of the Company (the “Bye-laws”) due to the issuance of C&J common shares to a Controlling Shareholder (as defined in the Letter Agreement) pursuant to the Plan (the “Preemptive Right Waiver”). The Standstill Waiver and the Preemptive Right Waiver are both conditioned upon the approval by the C&J shareholders of the Plan Matters at the Special General Meeting. All other standstill obligations of Nabors will continue in effect in accordance with their terms, and Nabors will retain all other preemptive rights to which it is entitled under the Bye-laws. Nabors has granted us its proxy to vote all of Nabors’ and its affiliates’ C&J common shares, representing approximately 52% of the outstanding C&J common shares as of the record date for the Special General Meeting, in favor of the approval of the Plan Matters at the Special General Meeting, as adjourned to be reconvened on February 1, 2016. The Standstill Waiver and the Preemptive Right Waiver will effectively reduce dilutive issuances by the Company under certain circumstances. The Standstill Waiver will only be applicable to the extent of future C&J common share issuances pursuant to the Plan (as amended by the proposed Second Amendment to the Plan). The Company has also agreed to provide Nabors with notice of certain issuances of C&J common shares pursuant to the Plan.

Proxies

The Company will disregard all proxies dated on or prior to January 21, 2016. Abstentions and broker non-votes are not counted as votes cast and, accordingly, do not affect the outcome of the vote on Revised Proposal 1 for Bermuda law purposes, unless revoked and resubmitted. However, under NYSE rules, Revised Proposal 1 must be approved by a majority of the votes cast on the proposal with abstentions counting as votes cast. Therefore, abstentions will have the same effect as a vote against Revised Proposal 1 for NYSE purposes.

Proxy Materials

We will provide upon request and without charge to each shareholder receiving this Supplemental Material to Proxy Statement copies of the Notice of Special General Meeting of Shareholders, the Original Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (including the financial statements and the financial statement schedules, if any, but not including exhibits). Requests for electronic or printed copies should be directed to C&J Energy Services Ltd. at Crown House, 2nd Floor, 4 Par-La-Ville Rd, Hamilton, HM08, Bermuda, Attn: Corporate Secretary or by email at Investors@cjenergy.com. These materials can also be accessed on the Company’s website at http://www.cjenergy.com.

VOTE BY INTERNET - www.proxyvote.com
Votes will be accepted until 11:59 pm ET on January 31, 2016.
C&J ENERGY SERVICES LTD. VOTE BY PHONE - 1-800-690-6903
Votes will be accepted until 11:59 pm ET on January 31, 2016.
CROWN HOUSE,
SECOND FLOOR VOTE IN PERSON
4 PAR-LA-VILLE ROAD If you would like to attend this Special General Meeting and vote in person, please review the requirements in the proxy statement.
HAMILTON HM08, BERMUDA
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received on or before January 31, 2016.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
To sign up for electronic delivery, vote at www.proxyvote.com and, when prompted, agreeto receiveor access proxy materials electronically going forward.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M97946-S39441
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
C&J ENERGY SERVICES LTD.
The Board of Directors recommends you vote FOR proposals 1 and 2.
For Against Abstain
1. The approval of the Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan.
2. The approval of the material terms of the C&J Energy Services 2015 Long Term Incentive Plan for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.
NOTE: In their discretion, the proxies are authorized to vote upon such other business that is properly presented at the Special General Meeting or any adjournments or postponements thereof.
For address change/comments, mark here.
(see reverse for instructions)
Please indicate if you plan to attend this meeting.
Yes
No
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date
Signature (Joint Owners)
Date

Important Notice Regarding the Availability of Proxy Materials for the C&J Energy Services Ltd. Special General Meeting of Shareholders held on January 21, 2016, to be reconvened February 1, 2016:
The Notice of Supplemental Material to Proxy Statement, the
Supplemental Material to Proxy Statement, the Notice of
Special General Meeting of Shareholders and Proxy the
Statement are available at www.proxyvote.com
M97947-S39441
C&J ENERGY SERVICES LTD.
Special General Meeting of Shareholders
To be Reconvened on February 1, 2016
2:00 PM (Local Time)
This proxy is solicited by the Board of Directors
The undersigned shareholder of C&J Energy Services Ltd. hereby appoint(s) Joshua E. Comstock and Theodore R. Moore, and each of them, as proxies with full power of substitution and hereby authorizes them to represent and to vote all of the common shares of C&J Energy Services, Ltd. that the undersigned is entitled to vote at the Special General Meeting of Shareholders to be reconvened at 2:00 PM, local time, on February 1, 2016, at the Company’s headquarters located at Crown House, Second Floor, 4 Par-La-Ville Road, Hamilton HM08, Bermuda, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as presented on the reverse side. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Special General Meeting of Shareholders and at any adjournment or postponement thereof.
Address Change/Comments:
(If you noted any Address Change and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side